Summary Prospectus and
Prospectus Supplement

March 16, 2022

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 16, 2022, to the Morgan Stanley Institutional Fund, Inc.
Summary Prospectuses and Prospectuses dated April 30, 2021

Active International Allocation Portfolio (Class IR)
Emerging Markets Portfolio (Class IR)
Emerging Markets Leaders Portfolio (Class IR)
Global Infrastructure Portfolio (Class IR)
Global Opportunity Portfolio (Class IR)
Global Real Estate Portfolio (Class IR)
Growth Portfolio (Class IR)
International Opportunity Portfolio (Class IR)
U.S. Real Estate Portfolio (Class IR)

Effective April 29, 2022, the minimum initial investment amount for Class IR shares of the Funds will be reduced to $5 million.

Please retain this supplement for future reference.

  IFIIRCLSUMPROPSAISPT 3/22